UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)     March 8, 2006

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                       0-24393                 13-3945947
    (State or other jurisdiction   (Commission             (IRS Employer
    of incorporation)              File Number)            Identification No.)


30 Ledgar Road, Balcatta, WA, Australia                    6021
(Address of principal executive offices)                   (Zip Code)

Registrant's Telephone Number, Including the area code:    (+61) 8 9240-2836


(Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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AURORA GOLD CORPORATION
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Item 8.01 Other Events

Aurora Gold has conducted preliminary exploration programs on the Santa Isabel and Ouro Mil properties with the following encouraging results.

- Results from initial sampling of rock chips from the Santa Isabel property show the following high grade quartz veins:

     -         15.98g/t  Gold  with  12g/t  Silver;
     -         7.50g/t  Gold  with 7g/t  Silver;
     -         17.60g/t  Gold  with  12g/t  Silver;  and
     -         24.99g/t  Gold  with  14g/t  Silver.

- Results from limited sampling of lateritic outcrops and minor quartz veins on the Ouro Mil property showed the following values:

     - up to 3.00g/t Gold from a stock work quartz vein within the widespread laterite.

The properties are located in the Southern Tapajos Gold Province in the State of Para, Brazil. The Tapajos Gold Province has produced more than 600 metric tonnes of gold in the past 40 years and the province is considered a major magmatic province and contains more than 100 gold deposits and occurrences, generally hosted in granitiods of different paleo-proterozoic ages and affinities, as well as by gneisses, felsic to intermediate volcanic sand, minor gabbroic and metavolcanic-sedimentary rocks. Most of the deposits are gold bearing quartz veins, with stockworks and disseminations occurring to a lesser extent.

The Santa Isabel property is situated within part of the Pararui Intrusive Suite. To the immediate west the Pararui Suite is in faulted contact with the later Maloquina Intrusive Suite, and the Maloquina Intrusive suite is in faulted contact with the Creporizao Intrusive Suite, further to the west. The Pararui Suite and the Creporizao Intrusive Suite play host to the vast majority of hard rock gold deposits and occurrences within the Tapajos gold Province.

The Ouro Mil property is situated within a north west trending part of the Creporizao Intrusive Suite along an E-NE shear subordinate to the NW trending regional shear of the area. The western margin of this portion of the Creporizao Intrusive Suite is in a NW faulted contact with the Parauari Intrusive Suite, and similarly the eastern margin is in a NW faulted contact with the Cuiu-Cuiu Complex.

The two properties are currently the focus of literature searches, data compilation from previous work, soil sampling and mapping campaigns with a view to begin drilling.

The Company is also negotiating with drill contractors to begin subsurface investigations of the high grade quartz reefs identified by recent rock chip sampling programs. Drilling is expected to begin in late March 2006.


Item 9.01     Financial Statements and Exhibits

(d)       Exhibits:

99.1 Aurora Gold Corporation news release issued March 8, 2006 and disseminated through the facilities of recognized newswire services.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AURORA GOLD CORPORATION


Date: March 8, 2006                         by: /s/ A. Cameron Richardson
      -------------                             -------------------------
                                                    A. Cameron Richardson
                                                    CFO and Director


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